Exhibit 10.9

FORM OF

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (“Assignment and Assumption Agreement”) is made and entered into effective on January [—], 2013 (“Effective Date”), by and between New Source Energy Partners L.P., a Delaware limited partnership (“Assignee”) and New Source Energy Corporation, a Delaware corporation (“Assignor”). The Assignee and the Assignor are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS:

A. Pursuant to that certain Assignment and Assumption Agreement, effective as of August 12, 2011, the Assignor became a party to that certain Golden Lane Participation Agreement dated as of January 10, 2007, as amended (“Participation Agreement”), by and among Scintilla, LLC, CEU Paradigm, LLC, the Michael Greer and Vickie Greer Family Trust dated January 10, 2007, New Dominion, LLC, North Paradigm Partners, L.P., North Paradigm Partners II, L.P., North Paradigm Partners III-A, L.P., North Paradigm Partners III-B, L.P., Waveland Drilling Partners 2006A, L.P., Waveland Drilling Partners 2006B, L.P., and Waveland Drilling Partners 2007A, L.P.

B. Pursuant to that certain Contribution Agreement dated January [—], 2013 (“Contribution Agreement”), by and between the Assignee, New Source Energy GP, LLC, a Delaware limited liability company and the general partner of the Assignee, and the Assignor, the Assignor has contributed the Partnership Properties (as defined in the Contribution Agreement) to the Assignee in exchange for the consideration described therein.

C. The Participation Agreement permits the assignment by the Assignor to a wholly-owned and/or jointly controlled affiliate, such as the Assignee, of all or a portion of the interest and the rights of the Assignor under the Participation Agreement, so long as such affiliate agrees in writing to be bound by the terms of the Participation Agreement.

D. The Assignor desires to assign to the Assignee 100% of its interest and its rights under the Participation Agreement, limited to the Partnership Properties only, (“Assigned Interest/Rights”) on the terms and subject to the conditions contained in this Assignment and Assumption Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and the sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Assignment. The Assignor hereby assigns to the Assignee the Assigned Interest/Rights effective on the Effective Date in accordance with this Assignment and Assumption Agreement and the Contribution Agreement.

2. Assumption. The Assignee hereby assumes all of the duties, the obligations and the liabilities of the Assignor arising under the Participation Agreement on or after the Effective Date with respect to the Assigned Interest/Rights. The Assignee hereby expressly agrees to be bound by the terms and the conditions of the Participation Agreement on and after the Effective Date with respect to the Assigned Interest/Rights.

3. Accurate and Complete Copy of the Participation Agreement. The Assignor represents and warrants to the Assignee that an accurate and complete copy of the Participation Agreement is attached as Exhibit A to this Assignment and Assumption Agreement.

4. Amendment and Termination of the Participation Agreement. The Assignor covenants to the Assignee that (a) the Assignor shall use its best efforts to cause the continuation of the Participation Agreement on its present terms and subject to its present conditions, (b) the Assignor shall not agree to any amendment to, or any waiver of any provision of, the Participation Agreement to the extent such amendment or waiver affects Assignee’s rights thereunder without the prior written consent of the Assignee, such consent not to be unreasonably withheld, conditioned or delayed, and (c) the Assignor shall not agree to any termination of, or terminate, the Participation Agreement without the prior written consent of the Assignee, such consent not to be unreasonably withheld, conditioned or delayed.

5. Absence of Effect on Contribution Agreement. Nothing contained herein shall affect the interpretation of, or amend or otherwise define or limit, the Contribution Agreement, which remains in full force and effect and binding on the Parties.

6. No Partnership Created. It is not the purpose or the intention of this Assignment and Assumption Agreement to create (and it shall not be construed as creating) a joint venture, partnership or other type of association, and the Parties are not authorized to act as agent or principal for each other with respect to any matter related thereto.

Signature page follows this page.

IN WITNESS WHEREOF, the Parties have executed and delivered this Assignment and Assumption Agreement as of the Effective Date.

ASSIGNOR	NEW SOURCE ENERGY CORPORATION

By:
Name:
Title:

ASSIGNEE	NEW SOURCE ENERGY PARTNERS L.P.

	By:	New Source Energy GP, LLC, its general partner

By:
Name:
Title:

[Signature Page to Assignment and Assumption Agreement]

EXHIBIT A

[PARTICIPATION AGREEMENT]

A-1